SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2005

FIRST VALLEY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Connecticut	6021	04-3806732
(State or other jurisdiction of	(Primary Standard Industrial	(I.R.S. employer
incorporation or organization)	Classification Code Number)	identification number)

Four Riverside Avenue
Bristol, Connecticut 06010
(860) 582-8868
(address and telephone number)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

TABLE OF CONTENTS
Item 1.01	Entry into a Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
1.1	Placement Agreement dated as of July 26, 2005, among First Valley Bancorp, Inc., FVB Capital I and Sandler O'Neill & Partners, L.P.
4.1	Indenture dated as of July 28, 2005 between First Valley Bancorp, Inc., as issuer, and Wilmington Trust Company, as indenture trustee
4.2	Guarantee Agreement dated as of July 28, 2005 between First Valley Bancorp, Inc. and Wilmington Trust Company
4.3	Form of Junior Subordinated Note
99.1	The Company issued a press release on July 28, 2005.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Issuance of Trust Preferred Securities

On July 28, 2005, First Valley Bancorp, Inc. (the "Company") completed a private placement of $4,124,000.00 in aggregate principal amount of fixed/floating rate preferred securities (the "Trust Preferred Securities") through a newly formed Delaware trust affiliate, FVB Capital Trust I (the "Trust"). The Trust Preferred Securities mature on August 23, 2035, are redeemable at the Company's option beginning after five years, and require quarterly distributions by the Trust to the holders of the Trust Preferred Securities. Distributions will be payable quarterly at a fixed rate equal to 6.42% through August, 2010 and then will be payable at a variable interest rate equal to the 3-month London Interbank Offered Rate ("LIBOR") rate plus 1.90% per annum. The Trust simultaneously issued all of the Trust's issued and outstanding common securities (the "Common Securities") to the Company for a purchase price of $124,000.00.

The Trust used the proceeds from the sale of the Trust Preferred Securities together with the sale of the proceeds from the sale of the Common Securities to purchase $4,124,000 in aggregate principal amount of the Company's unsecured fixed/floating rate junior subordinated notes due August 23, 2035 issued by the Company (the "Junior Subordinated Notes"). The net proceeds to the Company from the sale of the Junior Subordinated Notes will be used by the Company for general corporate purposes.

The Junior Subordinated Notes were issued pursuant to an Indenture dated July 28, 2005 between the Company, as issuer, and Wilmington Trust Company, as trustee. The terms of the Junior Subordinated Notes are substantially the same as the terms of the Trust Preferred Securities. The interest payments on the Junior Subordinated Notes paid by the Company will be used by the Trust to pay the quarterly distributions to the holders of the Trust Preferred Securities. The Indenture permits the Company to defer interest payments on the Junior Subordinated Notes (in which case the Trust will be entitled to defer distributions otherwise due on the Trust Preferred Securities) for up to 20 consecutive quarters, provided there is no event of default (as described in more detail below). During an extension period, the Company may not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company=s capital stock; (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank pari passu in all respects with or junior in interest to the Junior Subordinated Notes; or (iii) make any payment under any guarantees of the Company that rank pari passu in all respects with or junior in interest to the Guarantee (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Company (I) in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of one or more employees, officers, directors or consultants, (II) in connection with a dividend reinvestment or stockholder stock purchase plan or (III) in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock), as consideration in an acquisition transaction entered into prior to the applicable extension period, (b) as a result of any exchange or conversion of any class or series of the Company=s capital stock (or any capital stock of a subsidiary of the Company) for any class or series of the Company=s capital stock or of any class or series of the Company=s indebtedness for any class or series of the Company=s capital stock, (c) the purchase of fractional interests in shares of the Company=s capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any stockholder=s rights plan, or the issuance of rights, stock or other property under any stockholder=s rights plan, or the redemption or repurchase of rights pursuant thereto, or (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock.

The Junior Subordinated Notes are subordinated to the prior payment of any other indebtedness of the Company that, by its terms, is not similarly subordinated. The Trust Preferred Securities will be recorded as a long-term liability on the Company's balance sheet; however, for regulatory purposes the Trust Preferred Securities will be treated as Tier 1 or Tier 2 capital under the rulings of the Company's primary regulator, the Federal Reserve Board.

The Junior Subordinated Notes mature on August 23, 2035, but may be redeemed at the Company's option at any time commencing after the fifth anniversary of their issuance in 2010 or at any time upon certain special events, such as a change in the regulatory capital treatment of the Junior Subordinated Notes, the Trust being deemed an "Investment Company" under the Investment Company Act of 1940, as amended, or the occurrence of certain adverse tax events. Except upon the occurrence of the certain events described above, the Company may redeem the Junior Subordinated Notes at their aggregate principal amount, plus accrued interest, if any.

The Junior Subordinated Notes may be declared immediately due and payable at the election of the trustee or holders of 25% of aggregate principal amount of the outstanding Junior Subordinated Notes upon the occurrence of an event of default. An event of default generally means:

•
Default in the payment of any interest when due that continues unremedied for a period of 30 days, except in the case of an election by the Company to defer payments of interest for up to 20 consecutive quarters (which does not constitute an event of default);

•	Default in the payment of the principal amount of the Junior Subordinated Notes at maturity;
•	Default in the payment of any interest following the deferral of interest payments by the Company for 20 consecutive quarters;
•	Default in the Company's performance, or breach, of any covenant or warranty in the Indenture which is not cured within 90 days;
•	Institution of bankruptcy or similar proceedings by or against the Company; or
•	Liquidation or winding up of the Trust, other than as contemplated in the Indenture.

The Company has also entered into a Guarantee Agreement pursuant to which it has agreed to irrevocably and unconditionally guarantee, with respect to the Trust Preferred Securities and to the extent not paid by the Trust, accrued and unpaid distributions on the Trust Preferred Securities and the redemption price payable to the holders of the Trust Preferred Securities, in each case to the extent the Trust has funds available.

The preceding discussion is qualified in its entirety be reference to the terms of the Placement Agreement, Indenture, Amended and Restated Declaration of Trust, Guarantee Agreement, the form of security representing the Junior Subordinate Notes, and the form of Trust Preferred Security attached hereto as Exhibit 1.1, 4.1, 4.2, and 4.3, respectively, and incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN
OBLIGATION UNDER AN OFF-SHEET BALANCE
ARRANGEMENT OF A REGISTRANT

The information required by this Item is included Item 1.01 above, which is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.
(b)  Not Applicable.
(c)  Exhibits

Exhibit No. Description

1.1	Placement Agreement dated as of July 26, 2005, among First Valley Bancorp, Inc., FVB Capital I and Sandler O'Neill & Partners, L.P.
4.1	Indenture dated as of July 28, 2005 by and between First Valley Bancorp, Inc., as issuer and Wilmington Trust Company, as indenture trustee
4.2	Guarantee Agreement dated as of July 28, 2005 between First Valley Bancorp, Inc. and Wilmington Trust Company
4.3	Form of Junior Subordinated Note
99.1	The Company issued a press release on July 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST VALLEY BANCORP, INC.

By: /s/ Mark J. Blum
Mark J. Blum
Executive Vice President, Treasurer and Chief Financial Officer

Date: July 28, 2005